Dreyfus

Institutional Preferred Money Market Fund

SEMIANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             5   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                    Preferred Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Preferred Money Market Fund. During the six-month period ended September 30, 2000, the fund produced an annualized yield of 6.44% and an annualized effective yield of 6.63%.(1)

The Economy

When the reporting period began on April 1, 2000, the U.S. economy was growing at a robust rate, fueling continued concerns about a potential reacceleration of inflation. The Federal Reserve Board (the "Fed") had already taken steps to relieve inflationary pressures by increasing short-term interest rates five times over a nine-month period by 125 basis points. Each of these interest-rate hikes brought renewed debate as to whether rates were sufficiently high to head off inflation, or whether further tightening would be necessary.

When U.S. Government statistics released in May revealed that first quarter gross domestic product (" GDP" ) growth had grown at a less torrid, but still strong 4.8% (revised downward from an initial estimate of 5.4%), concern mounted that economic growth remained above a level that could trigger destructive levels of inflation. In addition, rising energy prices began to add to inflation concerns. Strong domestic demand for goods and services continued, and overseas demand for raw materials accelerated as well.

As the second quarter progressed, consumer confidence and consumer spending showed few signs of abating, despite sharp declines in the technology sector of the stock market. Home and auto sales continued at record paces. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation while economic growth accelerated to a robust 5.6% in the second quarter. These factors led the Fed to its largest and only rate hike for the six-month reporting period: a 50 basis point increase at its May meeting.



During the summer, we saw the first signs that the Fed's interest-rate hikes may have begun to have the desired effect of slowing the economy. Retail sales declined, housing starts slowed dramatically, and inflation figures continued to be relatively benign. As a result, the Fed chose not to raise rates further at its June or August meetings. In addition, Fed Chairman Alan Greenspan commented that economic growth was slowing and that technology-related productivity improvements may have allowed the economy to grow at a relatively high rate without triggering an acceleration of inflation. Indeed, declining momentum in consumer prices, manufacturing activity, labor hiring and other data supported the Fed's observations, and third quarter GDP is currently expected to slow to a more sustainable growth rate of approximately 3%. What's more, the correction in the Nasdaq market may have had a "reverse wealth effect," causing consumer spending to moderate as investors became less confident of the economy's prospects.

Market Environment/Portfolio Focus

As might be expected, the short-term market reacted to the Fed' s May interest-rate hike in the form of higher yields. However, when it later became apparent that the economy was slowing and that the current cycle of tightening might be at or near an end, money market rates began to trend lower.

Throughout the reporting period, we closely monitored the outlook for economic growth and inflation, followed overseas developments and considered the posture of the Fed in our decisions as to how to structure the fund. Based upon our economic outlook at the start of the six-month reporting period, the fund had adopted a defensive strategy in anticipation of rising interest rates. More recently, however, when it appeared that Fed policy was having the desired effect, we extended the fund's average maturity. This extension was intended to lock in then current higher yields for as long as possible.

                                                                        The Fund

LETTER TO SHAREHOLDERS (CONTINUED)

As of September 30, 2000, the fund's average maturity remained longer than many in our peer group. This position reflects our current view that the Fed will keep monetary policy unchanged until more evidence dictates the need for an adjustment in short-term interest rates. Current economic data indicates that growth has continued to slow, and we believe that the possibility exists that the rise in oil prices to over $30 per barrel may act as a further brake on consumer spending. Based on the current data, we currently believe that a reacceleration of inflation is unlikely in the near term.

Looking forward, we intend to continue to monitor the situation -- including the economy and changes in the Fed's monetary policy -- and we will look to respond appropriately with respect to the fund' s holdings and maturity stance

    Sincerely,



    Patricia A. Larkin

    Senior Portfolio Manager

    October 16, 2000

    New York, N.Y.

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



STATEMENT OF INVESTMENTS

September 30, 2000 (Unaudited)

                                                                                             Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--38.7%                                              Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Bank Austria AG (London)

   6.60%, 11/17/2000                                                                        130,000,000               130,000,254

Bank of Scotland (London)

   6.60%, 12/14/2000                                                                        150,000,000               150,005,392

Barclays Bank PLC (London)

   6.56%-6.57%, 11/1/2000-12/13/2000                                                        112,000,000               111,999,872

Bayerische Hypo-und Vereinsbank AG (London)

   7.01%, 11/20/2000                                                                         50,000,000                50,000,000

Comercia Bank

   6.65%-6.66%, 8/14/2001-9/21/2001                                                         230,000,000               229,962,175

Commerzbank AG (London)

   7.02%, 11/20/2000                                                                        100,000,000               100,001,341

Commerzbank AG (Yankee)

   6.62%, 7/5/2001                                                                           75,000,000                74,980,187

Deutsche Bank AG (Yankee)

   6.56%, 10/10/2000                                                                        200,000,000               200,000,000

First Tennessee Bank

   6.57%-6.64%, 10/10/2000-12/19/2000                                                       140,000,000               140,000,000

First Union National Bank

   7.02%, 11/21/2000                                                                        150,000,000               150,000,000

Halifax PLC (London)

   6.01%, 11/16/2000                                                                         25,000,000                25,000,301

Landesbank Baden-Wuerttemberg (London)

   6.72%-7.02%, 11/27/2000-2/28/2001                                                         70,000,000                70,000,911

Landesbank Hessen-Thueringen Girozentrale (London)

   7.02%, 11/20/2000                                                                        150,000,000               149,994,955

Michigan National Bank

   6.70%-6.78%, 10/13/2000-2/26/2001                                                         85,000,000                85,002,803

Norddeutsche Landesbank Girozentrale (London)

   6.93%, 3/19/2001                                                                          20,000,000                20,006,871

Royal Bank of Canada (Yankee)

   6.67%, 6/7/2001                                                                           50,000,000                49,982,945

Skandinaviska Enskilda Banken AB (Yankee)

   7.11%, 7/24/2001                                                                          50,000,000                49,994,248

Societe Generale (Yankee)

   6.60%-6.63%, 10/10/2000-1/16/2001                                                        175,000,000               174,990,602

U.S. Bank NA Minneapolis

   6.75%, 3/19/2001                                                                          73,000,000                73,000,000

Westdeutsche Landesbank Girozentrale (London)

   6.74%, 2/28/2001-3/1/2001                                                                101,000,000               101,002,682

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT (CONTINUED)                                          Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Westdeutsche Landesbank Girozentrale (Yankee)

   6.62%, 10/11/2000                                                                        100,000,000               100,000,000

Wilmington Trust Co.

   6.62%-6.82%, 11/30/2000-12/1/2000                                                         46,000,000                46,008,500

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $2,281,934,039)                                                                                            2,281,934,039
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--36.0%
------------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   6.69%, 10/2/2000                                                                         200,000,000               199,962,833

BCI Funding Corp.

   6.69%-6.81%, 1/8/2001-3/14/2001                                                          200,000,000               195,243,056

DaimlerChrysler North America Holding Corp.

   6.70%, 3/1/2001                                                                           50,000,000                48,638,903

Deutsche Bank Financial Inc.

   6.58%, 12/18/2000                                                                         65,000,000                64,090,217

General Electric Capital Corp.

   6.63%-6.72%, 10/26/2000-3/21/2001                                                        250,000,000               245,254,931

General Electric Capital Services Inc.

   6.66%, 1/25/2001                                                                         100,000,000                97,902,334

Merrill Lynch & Co. Inc.

   6.61%, 10/16/2000                                                                         70,000,000                69,810,125

National Australia Funding (DE) Inc.

   6.67%, 10/2/2000                                                                         125,000,000               124,976,840

National Rural Utilities Corp.

   6.65%, 3/27/2001                                                                         100,000,000                96,838,583

Prudential Funding Corp.

   6.65%, 10/2/2000                                                                         200,000,000               199,963,056

Salomon Smith Barney Holdings Inc.

   6.56%, 11/6/2000                                                                          50,000,000                49,675,500

Santander Central Hispano Finance (DE) Inc.

   6.57%, 11/7/2000                                                                          98,800,000                98,139,961

Sigma Finance Inc.

   6.65%, 10/24/2000                                                                         50,000,000                49,791,083

Societe Generale N.A. Inc.

   6.33%-6.72%, 10/16/2000-12/21/2000                                                        55,000,000                54,373,650

Spintab AB

   6.80%, 1/16/2001                                                                         120,000,000               117,656,700

Swedbank Inc.

   6.36%, 10/13/2000                                                                         30,000,000                29,939,300


                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UBS Finance (DE) LLC

   6.66%, 10/2/2000                                                                         200,000,000               199,963,000

Wells Fargo & Co.

   6.72%, 10/2/2000                                                                         100,000,000                99,981,337

Woolwich PLC

   6.88%, 1/18/2001                                                                          75,000,000                73,489,896

TOTAL COMMERCIAL PAPER

   (cost $2,115,691,305)                                                                                            2,115,691,305
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--1.4%
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch & Co. Inc.

   6.59%, 4/11/2001                                                                          30,000,000  (a)          30,000,000

Morgan (J.P.) & Co.

   6.67%, 3/6/2001                                                                           50,000,000  (a)          49,997,861

TOTAL CORPORATE NOTES

   (cost $79,997,861)                                                                                                 79,997,861
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.8%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group LP.

  6.64%-7.04%, 10/10/2000-2/27/2001

   (cost $280,000,000)                                                                      280,000,000  (b,c)       280,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--6.6%
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   6.67%, 7/5/2001                                                                           50,000,000  (a)          50,000,000

Bank of America NA

   6.79%-6.84%, 10/12/2000-2/1/2001                                                         140,000,000               140,000,000

Bank of America NA

   6.67%, 3/22/2001                                                                          50,000,000  (a)          50,000,000

First Union National Bank

   6.64%, 9/12/2001                                                                         100,000,000  (a)         100,000,000

LaSalle Bank

   7.02%, 11/30/2000                                                                         50,000,000               50,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $390,000,000)                                                                                               390,000,000

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TIME DEPOSITS--11.7%                                                                         Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Dresdner Bank AG (Grand Cayman)

   6.69%, 10/2/2000                                                                         200,000,000               200,000,000

National City Bank (Grand Cayman)

   6.63%, 10/2/2000                                                                          90,000,000                90,000,000

Norddeutsche Landesbank Girozentrale (Grand Cayman)

   6.72%, 10/2/2000                                                                         200,000,000               200,000,000

SunTrust Bank (Grand Cayman)

   6.68%, 10/2/2000                                                                         196,000,000               196,000,000

TOTAL TIME DEPOSITS

   (cost $686,000,000)                                                                                                686,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,833,623,205)                                                           99.2%             5,833,623,205

CASH AND RECEIVABLES (NET)                                                                          .8%                44,983,019

NET ASSETS                                                                                         100%             5,878,606,224

(A)  VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO DISTRIBUTE OR SELL.

(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE ACQUIRED
     BETWEEN 5/17/2000 AND 9/30/2000 AT A COST OF PAR VALUE. AT SEPTEMBER 30, 2000,
     THE AGGREGATE VALUE OF THESE SECURITIES WAS $280,000,000 REPRESENTING
     APPROXIMATELY 4.8% OF NET ASSETS AND THEY ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        5,833,623,205  5,833,623,205

Interest receivable                                                  45,655,491

                                                                  5,879,278,696
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation                                          428,555

Cash overdraft due to Custodian                                         243,917

                                                                        672,472
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    5,878,606,224
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   5,878,623,445

Accumulated net realized gain (loss) on investments                     (17,221)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    5,878,606,224
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                  5,878,623,445

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     147,486,055

EXPENSES:

MANAGEMENT FEE--NOTE 2(A)                                             2,246,988

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS                          145,239,067

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                       September 30, 2000          Year Ended

                                              (Unaudited)      March 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        145,239,067         139,911,913

Net realized gain (loss) from investments            --               (15,131)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 145,239,067          139,896,782
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                      (145,239,067)        (139,911,913)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS
  ($1.00 PER SHARE):

Net proceeds from shares sold              12,374,555,022      17,670,130,251

Dividends reinvested                          137,946,733         125,046,172

Cost of shares redeemed                  (11,064,734,615)     (15,363,727,732)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS   1,447,767,140        2,431,448,691

TOTAL INCREASE (DECREASE) IN NET ASSETS    1,447,767,140        2,431,433,560
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         4,430,839,084        1,999,405,524

END OF PERIOD                               5,878,606,224        4,430,839,084

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                        Six Months Ended

                                                      September 30, 2000                           Year Ended March 31,
                                                                                     ----------------------------------------------

                                                              (Unaudited)             2000             1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                               1.00             1.00             1.00             1.00

Investment Operations:

Investment income--net                                               .032             .054             .053             .046

Distributions:

Dividends from
   investment income--net                                           (.032)           (.054)           (.053)           (.046)

Net asset value, end of period                                       1.00             1.00             1.00             1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     6.56(b)          5.48             5.48             5.76(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                                 .10(b)           .10              .10              .10(b)

Ratio of net investment income

   to average net assets                                             6.46(b)          5.43             5.31             5.64(b)

Net Assets, end of period ($ x 1,000)                           5,878,606        4,430,839         1,999,406       1,496,626

(A) FROM JUNE 11, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1998.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Preferred Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $17,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. If not applied, the carryover expires in fiscal 2008.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the fund's expenses except the management fee.


The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the fund.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received and additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

NOTES

                                                           For More Information

  Dreyfus Institutional Preferred Money Market Fund

  200 Park Avenue

  New York, NY 10166

Manager

  The Dreyfus Corporation

  200 Park Avenue

  New York, NY 10166

Custodian

  The Bank of New York

  100 Church Street

  New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.

  P.O. Box 9671

  Providence, RI 02940

Distributor

  Dreyfus Service Corporation

  200 Park Avenue

  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   194SA009